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                                Exhibit 32.2

   Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with this Amendment No. 1 on Form 10-K/A of Engineered Support Systems, Inc. (the "Company") for the year ended October 31, 2004 (the "Report"), I, Gary C. Gerhardt, Vice Chairman and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  February 1, 2005



/s/ Gary C. Gerhardt
-------------------------------------
Gary C. Gerhardt
Vice Chairman and Chief Financial Officer